PROSPECTUS
JULY 1, 1999

                          [TURNER FUNDS LOGO OMITTED]

                     --------------------------------------
                       Turner Large Cap Growth Equity Fund
                     (formerly, Turner Ultra Large Cap Fund)
                     --------------------------------------
                            Turner Growth Equity Fund
                     --------------------------------------
                            Turner Midcap Growth Fund
                     --------------------------------------
                          Turner Small Cap Growth Fund
                     --------------------------------------
                          Turner Micro Cap Growth Fund
                     --------------------------------------
                               Turner Top 20 Fund
                     --------------------------------------
                             Turner Technology Fund
                     --------------------------------------
                     Turner Short Duration Government Funds
                              - One Year Portfolio
                     --------------------------------------
                     Turner Short Duration Government Funds
                             - Three Year Portfolio
                     --------------------------------------
                   Turner Core High Quality Fixed Income Fund
                     --------------------------------------

                   PORTFOLIOS OF THE TIP FUNDS [LOGO OMITTED]

                               INVESTMENT ADVISER:
                        Turner Investment Partners, Inc.

                 The Securities and Exchange Commission has not
                     approved any Fund shares or determined
                     whether this prospectus is accurate or
                                    complete.
                 It Is a Crime for Anyone to Tell You Otherwise.

PROSPECTUS

HOW TO READ
YOUR PROSPECTUS

TIP Funds is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Turner Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Funds. For more detailed information about the Funds, please see:

 2  TURNER LARGE CAP GROWTH EQUITY FUND

 4  TURNER GROWTH EQUITY FUND

 6  TURNER MIDCAP GROWTH FUND

 8  TURNER SMALL CAP GROWTH FUND

10  TURNER MICRO CAP GROWTH FUND

12  TURNER TOP 20 FUND

14  TURNER TECHNOLOGY FUND

16  TURNER SHORT DURATION GOVERNMENT FUNDS-
    ONE YEAR PORTFOLIO

18  TURNER SHORT DURATION GOVERNMENT FUNDS-
    THREE YEAR PORTFOLIO

20  TURNER CORE HIGH QUALITY FIXED INCOME FUND

22  INVESTMENTS AND PORTFOLIO MANAGEMENT

25  PURCHASING, SELLING AND EXCHANGING TURNER FUNDS

29  DIVIDENDS, DISTRIBUTIONS AND TAXES

30  TURNER FUNDS FINANCIAL HIGHLIGHTS

TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS

                                                                    PROSPECTUS 1

                                                                    INTRODUCTION

INFORMATION COMMON TO ALL FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

YEAR 2000 RISKS

Like other mutual funds (and most organizations around the world), the Funds could be affected by computer problems related to the transition to the year 2000. While no one knows if these problems will have any impact on the Funds or on the financial markets in general, the Funds are taking steps to protect investors. These include efforts to ensure that the Funds' own systems are prepared to make the transition to the year 2000, and to determine that the problem will not affect the systems used by the Funds' major service providers. Whether these steps will be effective can only be known for certain in the year 2000. In addition, year 2000 problems may negatively affect the companies and governments whose securities the Funds purchase, which may ultimately have an impact on the value of the Funds' shares. There is additional information on these risks in the Statement of Additional Information.

2 PROSPECTUS

TURNER LARGE CAP GROWTH EQUITY FUND

FUND SUMMARY
INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Very large capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify very large capitalization U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------
[GRAPHIC OF CHESS PIECE OMITTED]

STRATEGY

The Turner Large Cap Growth Equity Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations (i.e., over $10 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund may also purchase securities of smaller companies that offer growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell Top 200 Growth Index. Portfolio exposure is limited to a maximum of 2% in any single issue (except the securities that comprise more than 2% of the benchmark index, in which case the Fund may hold up to 120% of an issue's index weighting).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALE OMITTED]
RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.


[GRAPHIC OF BULLSEYE OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund's Institutional Class Shares for one year.*

[BAR CHART OMITTED]

1998     45.22%


* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

         BEST QUARTER            WORST QUARTER
            29.73%                  -8.19%
          (12/31/98)               (9/30/98)

                                                                    PROSPECTUS 3

                                             TURNER LARGE CAP GROWTH EQUITY FUND

This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the Russell Top 200 Growth Index, the Russell 1000 Growth Index and the S&P 500 Composite Index.

--------------------------------------------------------------------------------
                                            SINCE
                                           INCEPTION
                             1 YEAR        (2/1/97)
--------------------------------------------------------------------------------
Turner Large Cap
  Growth Equity Fund          45.22%           38.58%
--------------------------------------------------------------------------------
Russell Top 200 Growth Index  45.09%           35.73%*
--------------------------------------------------------------------------------
Russell 1000 Growth Index     38.71%           31.54%*
--------------------------------------------------------------------------------
S&P 500 Composite Index       28.60%           28.38%*
--------------------------------------------------------------------------------
* THE CALCULATION DATE FOR EACH INDEX IS JANUARY 31, 1997.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Top 200 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 200 largest U.S. companies with higher growth rates and price-to book ratios. The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted index of the 1,000 largest U.S. companies. The S&P 500 Composite Index is a widely-recognized, market value-weighted index of 500 stocks designed to mimic the overall equity market's industry weightings.


[GRAPHIC OF DOLLAR SIGN OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                        INSTITUTIONAL CLASS SHARES
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          None
Other Expenses                                     6.95%
                                                   -----
   TOTAL ANNUAL FUND OPERATING EXPENSES            7.70%
   Fee waivers and expense reimbursements          6.70%
                                                   -----
   NET EXPENSES                                    1.00%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.00% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 2.00% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DIVIDENDS, DISTRIBUTIONS AND TAXES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Turner Large Cap
  Growth Equity Fund        $102        $531        $985       $2,247
--------------------------------------------------------------------------------

4  PROSPECTUS

TURNER GROWTH EQUITY FUND

FUND SUMMARY
INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium to high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify reasonably priced large and mid-cap U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED]
STRATEGY
The Turner Growth Equity Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with large and medium capitalizations that Turner Investment Partners believes have strong earnings growth potential and that are reasonably valued at the time of purchase. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 1000 Growth Index. Portfolio exposure is limited to a maximum of 2% in any single issue (except the securities that comprise more than 2% of the benchmark index, in which case the Fund may hold up to 120% of an issue's index weighting).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALE OMITTED]
RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large and medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.


[GRAPHIC OF BULLSEYE OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for six years.*

[BAR CHART OMITTED]

1993     15.38%
1994     (6.73)%
1995     29.96%
1996     19.23%
1997     31.36%
1998     38.07%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

         BEST QUARTER            WORST QUARTER
            25.63%                  -8.85%
          (12/31/98)               (9/30/98)

                                                                    PROSPECTUS 5

                                                       TURNER GROWTH EQUITY FUND

This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the Russell 1000 Growth Index.

--------------------------------------------------------------------------------
                                                SINCE
                                               INCEPTION
                            1 YEAR   5 YEAR    (3/11/92)
--------------------------------------------------------------------------------
Turner Growth Equity Fund   38.07%   21.26%       19.81%
--------------------------------------------------------------------------------
Russell 1000 Growth Index   38.71%   25.70%       19.97%*
--------------------------------------------------------------------------------
* THE CALCULATION DATE FOR THE INDEX IS MARCH 1, 1992.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios.


[GRAPHIC OF DOLLAR SIGN OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                        INSTITUTIONAL CLASS SHARES
Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          None
Other Expenses                                     0.33%
                                                   -----
   TOTAL ANNUAL FUND OPERATING EXPENSES            1.08%
   Fee waivers and expense reimbursements          0.08%
                                                   -----
   NET EXPENSES                                    1.00%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.00% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 2.00% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DIVIDENDS, DISTRIBUTIONS AND TAXES."


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Turner Growth Equity Fund       $102        $531        $985       $2,247
--------------------------------------------------------------------------------

6 PROSPECTUS

TURNER MIDCAP GROWTH FUND

FUND SUMMARY
INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Mid-cap U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify medium capitalization U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED]
STRATEGY
The Turner Midcap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations (i.e., between $1 billion and $8 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. Portfolio exposure is limited to a maximum of 2% in any single issue (except the securities that comprise more than 2% of the benchmark index, in which case the Fund may hold up to 120% of an issue's index weighting).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALE OMITTED]
RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.


[GRAPHIC OF BULLSEYE OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for two years.*

[BAR CHART OMITTED]

1997     40.56%
1998     26.52%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

         BEST QUARTER            WORST QUARTER
            26.24%                  -16.65%
          (12/31/98)               (9/30/98)

                                                                    PROSPECTUS 7

                                                       TURNER MIDCAP GROWTH FUND

This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the Russell Midcap Growth Index.
--------------------------------------------------------------------------------
                                            SINCE
                                           INCEPTION
                             1 YEAR        (10/1/96)
--------------------------------------------------------------------------------
Turner Midcap Growth  Fund    26.52%           31.06%
--------------------------------------------------------------------------------
Russell Midcap Growth Index   17.86%           20.71%*
--------------------------------------------------------------------------------
* THE CALCULATION DATE FOR THE INDEX IS OCTOBER 31, 1996.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.


[GRAPHIC OF DOLLAR SIGN OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                        INSTITUTIONAL CLASS SHARES

Investment Advisory Fees                           0.75%
Distribution (12b-1) Fees                          None
Other Expenses                                     0.89%
                                                   -----
   TOTAL ANNUAL FUND OPERATING EXPENSES            1.64%
   Fee waivers and expense reimbursements          0.39%
                                                   -----
   NET EXPENSES                                    1.25%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 2.25% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DIVIDENDS, DISTRIBUTIONS AND TAXES."


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                              1 YEAR     3 YEARS      5 YEARS     10 YEARS
--------------------------------------------------------------------------------
Turner Midcap Growth Fund       $127        $607       $1,114       $2,507
--------------------------------------------------------------------------------

8 PROSPECTUS

TURNER SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Small cap U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify small cap U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of small cap equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED]
STRATEGY
The Turner Small Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with small market capitalizations (i.e., under $2 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 2000 Growth Index. Portfolio exposure is limited to a maximum of 2% in any single issue (except the securities that comprise more than 2% of the benchmark index, in which case the Fund may hold up to 120% of an issue's index weighting).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALE OMITTED]
RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, small cap U.S. growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.


[GRAPHIC OF BULLSEYE OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for four years.*

[BAR CHART OMITTED]

1995     68.16%
1996     28.85%
1997     14.75%
1998      8.53%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

         BEST QUARTER            WORST QUARTER
            24.34%                  -24.30%
          (12/31/98)               (9/30/98)

                                                                    PROSPECTUS 9

                                                    TURNER SMALL CAP GROWTH FUND

This table compares the Fund's average annual total returns for the periods ended December 31, 1998, to those of the Russell 2000 Growth Index.
--------------------------------------------------------------------------------
                                            SINCE
                                           INCEPTION
                             1 YEAR        (2/7/94)
--------------------------------------------------------------------------------
Turner Small Cap Growth Fund   8.53%           24.84%
--------------------------------------------------------------------------------
Russell 2000 Growth Index      0.38%           14.00%*
--------------------------------------------------------------------------------
* THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 28, 1994.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2000 smallest U.S. companies out of the 3000 largest U.S. companies with higher growth rates and price-to-book ratios.


[GRAPHIC OF DOLLAR SIGN OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                        INSTITUTIONAL CLASS SHARES

Investment Advisory Fees                           1.00%
Distribution (12b-1) Fees                          None
Other Expenses                                     0.38%
                                                   -----
   TOTAL ANNUAL FUND OPERATING EXPENSES            1.38%
   Fee waivers and expense reimbursements          0.13%
                                                   -----
   NET EXPENSES                                    1.25%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 2.25% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DIVIDENDS, DISTRIBUTIONS AND TAXES."


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                              1 YEAR   3 YEARS      5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Turner Small Cap
  Growth Fund                   $127      $607       $1,114     $2,507
--------------------------------------------------------------------------------

10 PROSPECTUS

TURNER MICRO CAP GROWTH FUND

FUND SUMMARY
INVESTMENT GOAL -- Capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Micro cap U.S. common stock
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify micro cap U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of micro cap equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED]
STRATEGY
The Turner Micro Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with very small market capitalizations (i.e., under $500 million) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate the economic sector weightings of the smallest 1/3 of its current benchmark, the Russell 2000 Growth Index. Portfolio exposure is limited to a maximum of 2% in any single issue (except the securities that comprise more than 2% of the benchmark index, in which case the Fund may hold up to 120% of an issue's index weighting).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALE OMITTED]
RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, U.S. micro capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these very small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.


[GRAPHIC OF BULLSEYE OMITTED]
PERFORMANCE INFORMATION
The Fund's predecessor, the Alpha Select Turner Micro Cap Growth Fund, was launched on March 1, 1998. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

                                                                   PROSPECTUS 11

                                                    TURNER MICRO CAP GROWTH FUND


[GRAPHIC OF DOLLAR SIGN OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                        INSTITUTIONAL CLASS SHARES

Investment Advisory Fees                           1.00%
Distribution (12b-1) Fees                          None
Other Expenses                                     7.18%
                                                   -----
   TOTAL ANNUAL FUND OPERATING EXPENSES            8.18%
   Fee waivers and expense reimbursements          6.93%
                                                   -----
   NET EXPENSES                                    1.25%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.25% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 2.25% IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DIVIDENDS, DISTRIBUTIONS AND TAXES."


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                       1 YEAR     3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Turner Micro Cap
  Growth Fund            $127        $607       $1,114      $2,507
--------------------------------------------------------------------------------

12 PROSPECTUS

TURNER TOP 20 FUND

FUND SUMMARY
INVESTMENT GOAL -- Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED]
STRATEGY
The Turner Top 20 Fund invests substantially all (at least 80%) of its assets in common stocks and other equity securities of companies, regardless of their market capitalization, that Turner Investment Partners believes have strong earnings growth potential. A number of portfolio managers manage the Fund by selecting stocks in different sectors and capitalization ranges under the supervision of Robert Turner. The Fund's portfolio will contain a total of 15-25 stocks representing Turner's favorite investment ideas. By investing in different sectors and capitalization ranges, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector or capitalization range is out of favor, the other ranges will offer a counterbalancing influence.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALE OMITTED]
RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, U.S. growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over-the-counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.


[GRAPHIC OF BULLSEYE OMITTED]
PERFORMANCE INFORMATION
As of June 30, 1999, the Fund had not yet commenced operations, and did not have a performance history.

                                                                   PROSPECTUS 13

                                                              TURNER TOP 20 FUND

[GRAPHIC OF DOLLAR SIGN OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                        INSTITUTIONAL CLASS SHARES

Investment Advisory Fees                            1.10%
Distribution (12b-1) Fees                           None
Other Expenses                                      0.50%*
                                                    ------
   TOTAL ANNUAL FUND OPERATING EXPENSES             1.60%
   Fee waivers and expense reimbursements           0.25%
                                                    ------
   NET EXPENSES                                     1.35%**

*  OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.
** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE
   EXPENSES IN ORDER TO KEEP OTHER EXPENSES FROM EXCEEDING 0.25%. AS A RESULT, THE ADVISER'S CONTRACTUAL AGREEMENT WILL KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.35% FOR A PERIOD OF ONE YEAR FROM THE DATE OF THE PROSPECTUS. THE ADVISER HAS ALSO AGREED TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.85% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DIVIDENDS, DISTRIBUTIONS AND TAXES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 YEAR     3 YEARS
--------------------------------------------------------------------------------
Turner Top 20 Fund         $137        $535
--------------------------------------------------------------------------------

14 PROSPECTUS

TURNER TECHNOLOGY FUND

FUND SUMMARY
INVESTMENT GOAL -- Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Common stocks of technology companies
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Very high
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify technology companies with strong earnings growth potential
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking long-term growth of capital who can withstand the share price volatility of technology-focused equity investing
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED]
STRATEGY
The Turner Technology Fund invests substantially all (at least 80%) of its assets in common stocks of companies that develop new technologies and that may experience exceptional growth in sales and earnings driven by technology-related products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. Therefore, the Fund's holdings can range from small companies developing new technologies to large, established firms with a history of developing and marketing such technologies. These companies may include companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care and biotechnology sectors.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALE OMITTED]
RISKS
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

In addition, the Fund is subject to the risk that its principal market segment, technology stocks, may underperform compared to other market segments or to the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause technology companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.


[GRAPHIC OF BULLSEYE OMITTED]
PERFORMANCE INFORMATION
As of June 30, 1999, the Fund had not yet commenced operations, and did not have a performance history.

                                                                   PROSPECTUS 15

                                                          TURNER TECHNOLOGY FUND

[GRAPHIC OF DOLLAR SIGN OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                        INSTITUTIONAL CLASS SHARES

Investment Advisory Fees                            1.10%
Distribution (12b-1) Fees                           None
Other Expenses                                      0.50%*
                                                    ------
   TOTAL ANNUAL FUND OPERATING EXPENSES             1.60%
   Fee waivers and expense reimbursements           0.25%
                                                    ------
   NET EXPENSES                                     1.35%**

*  OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.
** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE
   EXPENSES IN ORDER TO KEEP OTHER EXPENSES FROM EXCEEDING 0.25%. AS A RESULT, THE ADVISER'S CONTRACTUAL AGREEMENT WILL KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.35% FOR A PERIOD OF ONE YEAR FROM THE DATE OF THE PROSPECTUS. THE ADVISER HAS ALSO AGREED TO WAIVE FEES AND/OR REIMBURSE EXPENSES TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 1.85% IN ANY SUBSEQUENT YEAR. IN ADDITION, THE FUND HAS AN ARRANGEMENT WITH CERTAIN BROKER-DEALERS WHO HAVE AGREED TO PAY CERTAIN FUND EXPENSES IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. AS A RESULT OF THESE ARRANGEMENTS, IT IS ANTICIPATED THAT THE FUND'S EXPENSES WILL BE REDUCED. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DIVIDENDS, DISTRIBUTIONS AND TAXES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                              1 YEAR          3 YEARS
--------------------------------------------------------------------------------
Turner Technology Fund          $137             $535
--------------------------------------------------------------------------------

16 PROSPECTUS

TURNER SHORT DURATION GOVERNMENT FUNDS -- ONE YEAR PORTFOLIO

FUND SUMMARY
INVESTMENT GOAL -- Total return consistent with the preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Fixed income securities issued or guaranteed by the U.S. Government
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. Government securities that are attractively priced.
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking current income with a very limited amount of share price volatility
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED]
STRATEGY
The Turner Short Duration Government Funds - One Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. Government obligations that are attractively priced relative to the market or to similar instruments. In addition, Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills, the Fund may invest in securities with any maturity.

[GRAPHIC OF SCALE OMITTED]
RISKS
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. Government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

[GRAPHIC OF BULLSEYE OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for four years.*

[BAR CHART OMITTED]
1995     7.61%
1996     6.41%
1997     6.30%
1998     5.84%
* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. ALL PERFORMANCE SHOWN IS FOR THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO, THE FUND'S PREDECESSOR.

         BEST QUARTER            WORST QUARTER
             2.04%                   1.18%
          (12/31/95)              (12/31/98)

                                                                   PROSPECTUS 17

                    TURNER SHORT DURATION GOVERNMENT FUNDS -- ONE YEAR PORTFOLIo

This table compares the Fund's average annual total returns for Institutional Class Shares for the periods ended December 31, 1998 to those of the Merrill Lynch Three-Month Treasury Bill Index.

--------------------------------------------------------------------------------
                                            SINCE
                                           INCEPTION
                             1 YEAR        (3/1/94)*
--------------------------------------------------------------------------------
Turner Short Duration
  Government Funds -
  One Year Portfolio          5.84%             6.17%
--------------------------------------------------------------------------------
Merrill Lynch Three-Month
   Treasury Bill Index        5.23%             5.39%**
--------------------------------------------------------------------------------
*  AS OF DECEMBER 31, 1998 THERE WERE NO ADVISER CLASS SHARES OUTSTANDING.
** THE CALCULATION DATE FOR THE INDEX IS FEBRUARY 28, 1994.

--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Three-Month Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all dividends.



[GRAPHIC OF DOLLAR SIGN OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                        INSTITUTIONAL CLASS SHARES  ADVISER CLASS SHARES

Investment Advisory Fees                          0.25%                   0.25%
Distribution (12b-1) Fees                          None                    None
Other Expenses                                   10.58%                  10.83%
                                                 ------                  ------
   TOTAL ANNUAL FUND OPERATING EXPENSES          10.83%                  11.08%
   Fee waivers and expense reimbursements        10.47%                  10.47%
                                                 ------                  ------
   NET EXPENSES                                   0.36%*                  0.61%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL AND ADVISER CLASS SHARES FROM EXCEEDING 0.36% AND 0.61%, RESPECTIVELY, FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.61% AND 1.86%, RESPECTIVELY, IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DIVIDENDS, DISTRIBUTIONS AND TAXES."


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                              1 YEAR      3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Institutional Class Shares       $37         $385         $758         $1,805
--------------------------------------------------------------------------------
Adviser Class Shares             $62         $463         $889         $2,077
--------------------------------------------------------------------------------

18 PROSPECTUS

TURNER SHORT DURATION GOVERNMENT FUNDS -- THREE YEAR PORTFOLIO

FUND SUMMARY
INVESTMENT GOAL -- Total return consistent with the preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Fixed income securities issued or guaranteed by the U.S. Government
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Low to medium
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify U.S. Government securities that are attractively priced
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors seeking current income with a limited amount of share price volatility
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED]
STRATEGY
The Turner Short Duration Government Funds - Three Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. Government obligations that are attractively priced relative to the market or to similar instruments. Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of three year U.S. Treasury notes, the Fund may invest in securities with any maturity.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

[GRAPHIC OF SCALE OMITTED]
RISKS
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. Government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.


[GRAPHIC OF BULLSEYE OMITTED]
PERFORMANCE INFORMATION
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Institutional Class Shares from year to year for four years.*

[BAR CHART OMITTED]

1995    11.18%
1996     5.26%
1997     6.92%
1998     6.93%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. ALL PERFORMANCE SHOWN IS FOR THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO, THE FUND'S PREDECESSOR.

         BEST QUARTER            WORST QUARTER
             3.24%                   0.40%
           (3/31/95)               (3/31/96)

                                                                   PROSPECTUS 19

                  TURNER SHORT DURATION GOVERNMENT FUNDS -- THREE YEAR PORTFOLIo

This table compares the Fund's average annual total returns for Institutional Class Shares for the periods ended December 31, 1998, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index.

--------------------------------------------------------------------------------
                                            SINCE
                                           INCEPTION
                             1 YEAR        (3/1/94)*
--------------------------------------------------------------------------------
Turner Short Duration
  Government Funds -
  Three Year Portfolio        6.93%             6.51%
--------------------------------------------------------------------------------
Lehman Brothers 1-3 Year
  U.S. Government Bond
  Index                        6.97%            6.40%**
--------------------------------------------------------------------------------
 * AS OF DECEMBER 31, 1998, THERE WERE NO ADVISER CLASS SHARES OUTSTANDING.
** THE CALCULATION DATE FOR THE INDEX IS MARCH 31, 1994.


--------------------------------------------------------------------------------
WHAT IS AN INDEX?
--------------------------------------------------------------------------------
An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. Government obligations with maturities of at least one year.


[GRAPHIC OF DOLLAR SIGN OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                        INSTITUTIONAL CLASS SHARES     ADVISER CLASS SHARES

Investment Advisory Fees                           0.25%                       0.25%
Distribution (12b-1) Fees                          None                        None
Other Expenses                                     1.24%                       1.49%
                                                  ------                      ------
   TOTAL ANNUAL FUND OPERATING EXPENSES            1.49%                       1.74%
   Fee waivers and expense reimbursements          1.13%                       1.13%
                                                  ------                      ------
   NET EXPENSES                                    0.36%*                      0.61%*

* THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES OF THE INSTITUTIONAL AND ADVISER CLASS SHARES FROM EXCEEDING 0.36% AND 0.61%, RESPECTIVELY, FOR A PERIOD OF ONE YEAR OR FROM EXCEEDING 1.61% AND 1.86%, RESPECTIVELY, IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DIVIDENDS, DISTRIBUTIONS AND TAXES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                              1 YEAR    3 YEARS    5 YEARS     10 YEARS
------------------------------------------------------------------------
Institutional Class Shares       $37       $385       $758       $1,805
------------------------------------------------------------------------
Adviser Class Shares             $62       $463       $889       $2,077
------------------------------------------------------------------------

20 PROSPECTUS

TURNER CORE HIGH QUALITY FIXED INCOME FUND

FUND SUMMARY
INVESTMENT GOAL -- Current income and capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS -- Investment grade U.S. corporate and government bonds
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY -- Medium
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY -- Attempts to identify quality fixed income securities with intermediate maturities
--------------------------------------------------------------------------------
INVESTOR PROFILE -- Investors who are seeking current income and capital appreciation and who are willing to accept principal risk
--------------------------------------------------------------------------------

[GRAPHIC OF CHESS PIECE OMITTED]
STRATEGY
The Turner Core High Quality Fixed Income Fund invests primarily (at least 65% of its assets) in investment grade fixed income securities, including U.S. Government securities, corporate debt securities, mortgage-backed securities, asset-backed securities, and short-term obligations. Turner Investment Partners will allocate the Fund's assets among these market sectors based on its analysis of historical data, yield trends and credit ratings. In selecting investments for the Fund, Turner chooses securities with intermediate durations that are attractively priced and that offer competitive yields. Typically, the Fund's average duration will be between three and six years (although the Fund may hold securities with longer or shorter durations).

[GRAPHIC OF SCALE OMITTED]
RISKS
The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, U.S. fixed income securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.


[GRAPHIC OF BULLSEYE OMITTED]
PERFORMANCE INFORMATION
As of June 30, 1999, the Fund had not yet commenced operations, and did not have a performance history.

                                                                   PROSPECTUS 21

                                      TURNER CORE HIGH QUALITY FIXED INCOME FUND

[GRAPHIC OF DOLLAR SIGN OMITTED]
FUND FEES AND EXPENSES
This table describes the Fund's fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                        INSTITUTIONAL CLASS SHARES

Investment Advisory Fees                            0.50%
Distribution (12b-1) Fees                           None
Other Expenses                                      0.70%*
                                                    ------
   TOTAL ANNUAL FUND OPERATING EXPENSES             1.20%
   Fee waivers and expense reimbursements           0.75%
                                                    ------
   NET TOTAL OPERATING EXPENSES                     0.45%**

*  OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.
** THE FUND'S ADVISER HAS CONTRACTUALLY AGREED TO WAIVE FEES AND TO REIMBURSE
   EXPENSES IN ORDER TO KEEP TOTAL OPERATING EXPENSES FROM EXCEEDING 0.45% FOR A PERIOD OF ONE YEAR, OR FROM EXCEEDING 1.45% IN ANY SUBSEQUENT YEAR. FOR MORE INFORMATION ABOUT THESE FEES, SEE "INVESTMENT ADVISER" AND "DIVIDENDS, DISTRIBUTIONS AND TAXES."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                              1 YEAR          3 YEARS
--------------------------------------------------------------------------------
Turner Core High Quality
   Fixed Income Fund             $46             $144
--------------------------------------------------------------------------------

22 PROSPECTUS

INVESTMENTS AND PORTFOLIO MANAGEMENT

THE FUNDS' OTHER INVESTMENTS
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that we use under normal conditions. During unusual economic or market conditions or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER
Turner Investment Partners, Inc. ("Turner"), an SEC-registered adviser, serves as the Adviser to the Turner Large Cap Growth Equity, Turner Growth Equity, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Top 20, Turner Technology Funds, Turner Short Duration Government Funds - One Year Portfolio, Turner Short Duration Government Funds - Three Year Portfolio, and Turner Core High Quality Fixed Income Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

As of March 31, 1999, Turner had approximately $3.3 billion in assets under management.

For the fiscal year ended September 30, 1998, the Funds paid Turner investment advisory fees (after waivers and reimbursements) of:
   Turner Large Cap Growth Equity Fund     (3.86)%
   Turner Growth Equity Fund                0.67%
   Turner Midcap Growth Fund                0.51%
   Turner Small Cap Growth Fund             0.87%
   Turner Micro Cap Growth Fund            (5.93)%
   Turner Short Duration Government
     Funds-One Year Portfolio              (6.17)%
   Turner Short Duration Government
     Funds-Three Year Portfolio            (1.01)%

The Turner Top 20, Turner Technology and Turner Core High Quality Fixed Income Funds were not in operation and did not pay Turner any advisory fees for the fiscal year ended September 30, 1998.

Turner is entitled to receive base investment advisory fees from the Top 20 and Technology Funds as follows:
   Turner Top 20 Fund                          1.10%
   Turner Technology Fund                      1.10%

However, these fees may be higher or lower depending on a Fund's performance relative to a benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. The Funds' SAI contains detailed information about each Fund's benchmark, as well as any possible performance-based adjustments to Turner's fees.

TURNER'S EQUITY INVESTMENT PHILOSOPHY
Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and attempt to maintain sector weightings that match those of a benchmark index, since Turner believes it is imprudent to be overly-invested in any individual security. This allows Turner's stock selection process to be the primary determinant of performance.


                                                                  1-800-224-6312

                                                                   PROSPECTUS 23

                                            INVESTMENTS AND PORTFOLIO MANAGEMENT

PORTFOLIO MANAGERS
The Large Cap Growth Equity Fund and Growth Equity Fund are managed by a committee comprised of Robert Turner, John Hammerschmidt and Mark Turner. The Midcap Growth Fund and the Top 20 Fund are managed by a committee comprised of Chris McHugh, Bill McVail and Robert Turner. The Small Cap Growth Fund is managed by a committee comprised of Bill McVail, Chris McHugh and Frank Sustersic. The Micro Cap Growth Fund is managed by a committee comprised of Frank Sustersic, Bill McVail and Chris Perry. The Technology Fund is managed by a committee comprised of Robert Turner and Chris McHugh. The background of each committee member is set forth below.

Robert E. Turner is a member of the committees which manage the Large Cap Growth Equity, Growth Equity, Midcap Growth, Top 20 and Technology Funds, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, has been the lead manager of the Growth Equity, Top 20 and Technology Funds since inception, and is co-manager of the Large Cap Growth Equity and Midcap Growth Funds. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 16 years of investment experience.

John Hammerschmidt is a member of the committees which manage the Large Cap Growth Equity and Growth Equity Funds, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is lead manager of the Large Cap Growth Equity Fund and co-manager of the Growth Equity Fund. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was a Vice President in Government Securities Trading at S.G. Warburg. He has 14 years of investment experience.

Mark Turner is a member of the committees which manage the Large Cap Growth Equity and Growth Equity Funds, as set forth above. Mr. Turner, President of the Adviser, is co-manager of the Growth Equity Fund and Large Cap Growth Equity Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 15 years of investment experience.

Christopher K. McHugh is a member of the committees which manage the Midcap Growth, Small Cap Growth, Top 20 and Technology Funds, as set forth above. Mr. McHugh, Equity Portfolio Manager of the Adviser, is the lead manager of the Midcap Growth Fund and co-manager of the Small Cap Growth, Top 20 and Technology Funds. Mr. McHugh joined the Adviser in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 11 years of investment experience.

Bill McVail is a member of the committees which manage the Small Cap Growth, Midcap Growth, Micro Cap Growth and Top 20 Funds, as set forth above. Mr. McVail, Senior Equity Portfolio Manger of the Adviser, is the lead manager of the Small Cap Growth Fund and co-manager of the Midcap Growth, Micro Cap Growth and Top 20 Funds. Mr. McVail joined the Adviser in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 11 years of investment experience.

Frank L. Sustersic is a member of the committees which manage the Micro Cap and Small Cap Growth Funds, as set forth above. Mr. Sustersic, a Senior Security Analyst and Equity Portfolio Manager at Turner, is lead manager of the Micro Cap Growth Fund and co-manager of the Small Cap Growth Fund. Mr. Sustersic joined Turner in 1994. Mr. Sustersic has 8 years of investment experience.

Chris Perry is a member of the committee which manages the Micro Cap Growth Fund, as set forth above. Mr. Perry, Senior Security Analyst of the Adviser, is co-manager of the Micro Cap Growth Fund. Mr. Perry joined the Adviser in 1998. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 8 years of investment experience.

James L. Midanek manages the Short Duration Government Funds - One Year Portfolio, Short Duration Government Funds - Three Year Portfolio, and Core High Quality Fixed Income Fund. Mr. Midanek joined the Adviser in 1997. Prior to 1997, he was Chief Investment Officer of Solon Asset Management, L.P., which he founded in 1989, and Portfolio Manager of the Short Duration Government Funds. From 1992 to 1994, Mr. Midanek was Chief Investment Officer to the Fixed Income Group of Montgomery Asset Management, L.P., where he managed four institutional fixed income funds.


PO BOX 419805, KANSAS CITY, MO 64141-6805

24 PROSPECTUS

INVESTMENTS AND PORTFOLIO MANAGEMENT

TURNER'S PAST PERFORMANCE
Since January 1, 1998, Turner has managed assets in a "top 20" style. In this style, Turner's best investment ideas are combined in a single portfolio consisting of 15-25 stocks. There is no limit on the capitalization of any stock, and these portfolios have typically been invested across a broad range of sectors and capitalizations.

The following table presents historical performance information for a composite consisting of the two discretionary "top 20" accounts that are managed by Turner in a way that is equivalent in all material respects as to objectives, policies and strategies to how Turner will manage the Top 20 Fund. This table also compares the performance to that of the Standard & Poor's 500 Composite Index. The computed rates of return include the impact of capital appreciation as well as the reinvestment of interest and dividends. This data does not indicate how the Top 20 Fund may perform in the future:

                FIRST CALENDAR   12 MONTHS,  1/1/98 (INCEPTION)
                 QUARTER 1999  ENDED 3/31/99      TO 3/31/99
Composite Gross
  Performance       30.34%         92.96%           118.29%*
Composite Net
  Performance       30.03%         90.01%           115.73%*
S&P 500 Performance  4.98%         28.60%            35.00%
* ANNUALIZED

THE MODIFIED BANK ADMINISTRATION INSTITUTE (BAI) METHOD IS USED TO COMPUTE A TIME WEIGHTED RATE OF RETURN IN ACCORDANCE WITH STANDARDS SET BY THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH (AIMR). THE PERFORMANCE FIGURES FOR THE ADVISER'S ACCOUNTS DESCRIBED ABOVE ARE NET OF ADVISORY FEES AND EXPENSES. THE EFFECT OF DEDUCTING FUND OPERATING EXPENSES ON ANNUALIZED PERFORMANCE, INCLUDING THE COMPOUNDING EFFECT OVER TIME, MAY BE SUBSTANTIAL, AND WILL REDUCE THE PERFORMANCE OF THE FUND.

ALL INFORMATION PRESENTED RELIES ON DATA SUPPLIED BY THE ADVISER AND STATISTICAL SERVICES, REPORTS OR OTHER SOURCES BELIEVED BY THE TRUST TO BE RELIABLE. IT HAS NOT BEEN INDEPENDENTLY VERIFIED OR AUDITED BY THE FUNDS.


                                                                  1-800-224-6312

                                                                   PROSPECTUS 25

                                 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS
================================================================================
IN ORDER TO OPEN A NEW ACCOUNT YOU MUST COMPLETE AND MAIL THE NEW ACCOUNT APPLICATION THAT YOU RECEIVE WITH THIS PROSPECTUS.
--------------------------------------------------------------------------------
All trades must be received by the Transfer Agent by 4:00PM EST.

Your check must be made payable to: The Turner Funds

Each Fund's minimum initial investment is $2,500 with minimum subsequent purchases of $500.

Once you are a shareholder of the Turner Funds you can do the following:


[BULLET] PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

[BULLET] PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

         By regular mail

         The Turner Funds
         PO Box 419805
         Kansas City, MO 64141-6805

         By express or overnight mail

         The Turner Funds
         DST Systems Inc
         330 W 9th Street
         Kansas City, MO 64105

[BULLET] PURCHASE FUND SHARES BY WIRING FUNDS TO:

         United Missouri Bank of Kansas NA
         ABA #101000695
         Account # 9870601168
         Further Credit: name of Fund, shareholder name and Turner Funds account number

--------------------------------------------------------------------------------
CLOSING THE FUNDS TO NEW INVESTORS AT CERTAIN ASSET LEVELS
There are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more and more money regardless of their capacity to find attractive investments. Turner Investment Partners will not do this. Turner will close a Fund to most new investors once assets under management reach certain specified levels. For the Small Cap Growth Fund, that level has been reached, and the Fund is currently closed to new investors. Similarly, effective when the assets that Turner manages in its Micro Cap Growth Equity Style, Midcap Growth Equity Style and Growth Equity Style (which includes the assets of each Fund) reach $287 million, $2.6 billion and $8.6 billion, respectively, the Funds will be closed to new investors. Existing shareholders of the Funds will be notified before any Fund is closed to new investors.

Shareholders of the Funds as of the effective date for a Fund closing may continue to make investments and may open additional accounts with the Funds, provided the new accounts are registered in the same name or have the same taxpayer identification or social security number assigned to them. In addition, certain limited classes of new investors may also purchase shares of the Funds after they are closed to new investors.

================================================================================

                                                                  1-800-224-6312

26 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING TURNER FUNDS

The Turner Funds are "no load" mutual funds, meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and subsequent investments are $500. The Funds reserve the right to waive the minimum initial investment.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.


PURCHASING TURNER FUND SHARES

CHOOSING ADVISER OR INSTITUTIONAL CLASS SHARES
Adviser and Institutional Class Shares have different expenses and other characteristics.

Institutional Class Shares are for individual investors and for certain institutional investors investing for their own or their customers' account.

Adviser Class Shares are for individual investors who purchase shares through financial institutions or intermediaries. Only the Turner Short Duration Government Funds - One Year Portfolio and the Turner Short Duration Government Funds - Three Year Portfolio offer Adviser Class Shares.

Adviser Class Shares               Institutional Class Shares
[BULLET] No sales charge           [BULLET] No sales charge
[BULLET] Higher annual expenses    [BULLET] Lower annual expenses
[BULLET] $2,500 minimum initial    [BULLET] $2,500 minimum
         investment                         initial investment

For some investors, the minimum initial investment may be lower.

WHEN CAN YOU PURCHASE SHARES?
You may purchase shares of any Fund (except the Turner Short Duration Government Funds - One Year Portfolio, Turner Short Duration Government Funds - Three Year Portfolio and Turner Core High Quality Fixed Income Fund) on any day that the New York Stock Exchange is open for business (a Business Day). For the Turner Short Duration Government Funds-One Year Portfolio, Turner Short Duration Government Funds - Three Year Portfolio and Turner Core High Quality Fixed Income Fund, a Business Day is any day the U.S. bond markets are open.

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.

TO OPEN AN ACCOUNT:
[BULLET] BY MAIL Please send your completed application, with a check payable to the Turner Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

[BULLET] BY WIRE Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete, you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [__________ Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN
If you have a checking or savings account with certain banks, you may purchase Institutional Class Shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With minimum initial purchase amounts and a minimum preauthorized investment amount of $100, you may begin regularly scheduled investments once a month.

WHO IS ELIGIBLE TO INVEST IN A FUND
ONCE IT IS CLOSED TO NEW INVESTORS?
If you are a shareholder of the Fund when it closes to new investors, you will be able to make additional investments in the Fund and reinvest your dividends and capital gain distributions. Once a Fund is closed, you may open a new account only if:

[BULLET] your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

[BULLET] you are a current Fund trustee or officer, or an employee of Turner
         Investment Partners, Inc., or a member of the immediate family of any of those people;

[BULLET] you are an existing advisory client of Turner Investment Partners, Inc.; or

[BULLET] you are a client of a financial adviser or planner who has client assets invested in the TIP Funds as of the date of any proposed new investment in the Fund.

PO BOX 419805, KANSAS CITY, MO 64141-6805

                                                                   PROSPECTUS 27

                                 PURCHASING, SELLING AND EXCHANGING TURNER FUNDS

HOW FUND PRICES ARE CALCULATED
The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). So, if you to want to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m. Eastern time.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are unavailable or we think that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


PURCHASING ADDITIONAL SHARES
[BULLET] BY MAIL Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Fund and your account number.

[BULLET] BY PHONE Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. If you have requested telephone privileges, you should call 1-800-224-6312 (option 3) and give the Fund and account number into which you would like to make a subsequent purchase. You must then instruct your bank to wire the money by following the instructions listed on page 25.

ADDITIONAL INFORMATION
You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.


SELLING TURNER FUND SHARES
If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

Holders of Adviser or Institutional Class Shares may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-224-6312.

[BULLET] BY MAIL If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

[BULLET] BY PHONE When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If you elect to take advantage of this privilege, you will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

SYSTEMATIC WITHDRAWAL PLAN
If you have at least $2,500 in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have an account with certain banks, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.

                                                                  1-800-224-6312

28 PROSPECTUS

PURCHASING, SELLING AND EXCHANGING TURNER FUNDS

SIGNATURE GUARANTEES
A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND
The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.


RECEIVING YOUR MONEY
Normally, we will send your sale proceeds within three Business Days after we receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM THE DATE OF PURCHASE).

EXCHANGING FUND SHARES
When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting us directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM THE DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' written notice.


OTHER POLICIES
FOR CUSTOMERS OF FINANCIAL INSTITUTIONS
If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.


SUSPENSION OF YOUR RIGHT TO SELL SHARES
The Funds may suspend your right to sell your shares if the NYSE (or the U.S. bond markets in the case of the Turner Short Duration Government Funds - One Year Portfolio, Turner Short Duration Government Funds - Three Year Portfolio and Turner Core High Quality Fixed Income Fund) restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

PO BOX 419805, KANSAS CITY, MO 64141-6805

                                                                   PROSPECTUS 29

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES

INVOLUNTARY SALES OF YOUR SHARES
If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES
SEI Investments Distribution Co. (SIDCo.) is the distributor of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

The Turner Short Duration Government Funds - One Year Portfolio and Turner Short Duration Government Funds - Three Year Portfolio have adopted a shareholder service plan for its Adviser Class Shares that allows the Funds to pay service fees for services provided to shareholders. The Shareholder Service fees for the Advisor Class Shares are calculated as a percentage of average daily net assets and may amount up to .25%.

DIVIDENDS AND DISTRIBUTIONS
The Turner Growth Equity and Turner Core High Quality Fixed Income Funds distribute their investment income quarterly as a dividend to shareholders. The Turner Short Duration Government Funds - One Year Portfolio and the Turner Short Duration Government Funds Three Year Portfolio distribute their investment income monthly as a dividend to shareholders. The Turner Large Cap Growth Equity, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Top 20 and Turner Technology Funds distribute their investment income at least once annually as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

If you own Fund shares on a Fund's dividend record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify us in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send us written notice.

TAXES
PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you reinvest them. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

More information about taxes is in the SAI.

1-800-224-6312

30 PROSPECTUS

TURNER FUNDS FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, appears in our annual report that accompanies the SAI. You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

TURNER LARGE CAP GROWTH EQUITY FUND
--------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                               1998        1997(2)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $12.28       $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                       (0.01)        0.01
Net Gains or Losses on Securities (both realized and unrealized)    1.98         2.27
Total From Investment Operations                                    1.97         2.28
LESS DISTRIBUTIONS
Dividends (from net investment income)                             (0.01)        ---
Distributions (from capital gains)                                 (1.02)        ---
Returns of Capital                                                    --         ---
Total Distributions                                                (1.03)        ---
Net Asset Value, End of Period                                    $13.22       $12.28
TOTAL RETURN (1)                                                   17.26%       22.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $4,328         $701
Ratio of Expenses to Average Net Assets                             1.00%        1.00%*
Ratio of Net Income (Loss) to Average Net Assets                   (0.10)%       0.20%*
Ratio of Expenses to Average Net Assets
  (excluding waivers)                                               7.70%       26.45%*
Ratio of Net Investment Income (Loss) to Average
  Net Assets (excluding waivers)                                   (7.80)%     (25.25)%*
Portfolio Turnover Rate                                           234.93%      346.47%

(1) RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(2) THE TURNER LARGE CAP GROWTH EQUITY FUND BEGAN OPERATIONS ON FEBRUARY 1, 1997.
*   ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                   PROSPECTUS 31

                                               TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER GROWTH EQUITY FUND
----------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                 1998       1997        1996(2)     1995       1994
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $16.64      $17.03     $14.97       $2.46      $13.12
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                        (0.05)      (0.03)      0.02        0.10        0.10
Net Gains or Losses on Securities
   (both realized and unrealized)                    1.10        4.23       2.91        2.52       (0.66)
Total From Investment Operations                     1.05        4.20       2.93        2.62       (0.56)
LESS DISTRIBUTIONS
Dividends (from net investment income)               ---         ---       (0.02)      (0.11)      (0.10)
Distributions (from capital gains)                  (4.82)      (4.59)     (0.85)       ---         ---
Returns of Capital                                   ---         ---        ---         ---         ---
Total Distributions                                 (4.82)      (4.59)     (0.87)      (0.11)      (0.10)
Net Asset Value, End of Period                     $12.87      $16.64     $17.03      $14.97      $12.46
TOTAL RETURN(1)                                     10.71%      32.61%     20.61%      21.15%      (4.28)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $97,857    $ 99,590   $ 96,164    $115,819    $112,959
Ratio of Expenses to Average Net Assets              1.04%+      1.02%+     1.06%+*     1.03%+      0.95%
Ratio of Net Income (Loss) to Average Net Assets    (0.42)%+    (0.25)%+    0.03%+*     0.69%+      0.86%
Ratio of Expenses to Average Net Assets
   (excluding waivers)                               1.12%+      1.05%+     1.06%+*     1.03%+      1.08%
Ratio of Net Investment Income (Loss)
   to Average Net Assets (excluding waivers)        (0.50)%+    (0.28)%+    0.03%+*     0.69%+      0.73%
Portfolio Turnover Rate                            249.58%     178.21%    147.79%     177.86%     164.81%

(1) RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(2) ON APRIL 19, 1996, THE BOARD OF TRUSTEES OF THE FUND VOTED TO APPROVE A TAX-FREE REORGANIZATION OF THE FUND. IN CONNECTION WITH THE REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30, EFFECTIVE SEPTEMBER 30, 1996.
+ THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS DO NOT REFLECT THE ADVISER'S USE OF ARRANGEMENTS WHEREBY CERTAIN BROKER-DEALERS HAVE AGREED TO PAY CERTAIN EXPENSES OF THE TURNER GROWTH EQUITY FUND , IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. FOR THE TURNER GROWTH EQUITY FUND, THESE ARRANGEMENTS REDUCED THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS TO 1.00% (1.08% EXCLUDING WAIVERS) FOR THE YEAR ENDED SEPTEMBER 30, 1998, 0.96% FOR THE YEAR ENDED SEPTEMBER 30, 1997, 0.94% FOR THE ELEVEN MONTH PERIOD ENDED SEPTEMBER 30, 1996 AND 0.94% FOR THE YEAR ENDED OCTOBER 31, 1995 AND THE RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS TO (0.46%)((0.38% EXCLUDING WAIVERS), (0.19%), 0.15% AND 0.78% FOR THE SAME
    PERIODS.
*   ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

32 PROSPECTUS

TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER MIDCAP GROWTH FUND
-----------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                                    1998       1997(2)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $14.22    $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                           (0.07)    (0.03)
Net Gains or Losses on Securities (both realized and unrealized)        0.22      4.36
Total From Investment Operations                                        0.15      4.33
LESS DISTRIBUTIONS
Dividends (from net investment income)                                   ---       ---
Distributions (from capital gains)                                     (0.50)    (0.11)
Returns of Capital                                                       ---       ---
Total Distributions                                                    (0.50)    (0.11)
Net Asset Value, End of Period                                        $13.87    $14.22
TOTAL RETURN(1)                                                         1.24%    43.77%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                      $24,582    $5,145
Ratio of Expenses to Average Net Assets                                 1.34%+    1.25%
Ratio of Net Income (Loss) to Average Net Assets                       (0.79)%   (0.62)%
Ratio of Expenses to Average Net Assets
   (excluding waivers)                                                  1.73%+    7.96%
Ratio of Net Investment Income (Loss) to Average Net Assets
   (excluding waivers)                                                 (1.18)%+  (7.33)%
Portfolio Turnover Rate                                               304.29%+  348.29%

(1) RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(2) THE TURNER MIDCAP GROWTH FUND COMMENCED OPERATIONS ON OCTOBER 1, 1996.
+ THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS DO NOT REFLECT THE ADVISER'S USE OF ARRANGEMENTS WHEREBY CERTAIN BROKER-DEALERS HAVE AGREED TO PAY CERTAIN EXPENSES OF THE TURNER MIDCAP GROWTH FUND RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. FOR THE TURNER MIDCAP GROWTH FUND, THESE ARRANGEMENTS REDUCED THE RATIO OF EXPENSES TO AVERAGE NET ASSETS TO 1.23% (1.62% EXCLUDING WAIVERS), FOR THE YEAR ENDED SEPTEMBER 30, 1998 AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS TO (0.69%)((1.08%) EXCLUDING WAIVERS), FOR THE SAME PERIOD ABOVE.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                   PROSPECTUS 33

                                               TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                       1998       1997       1996(2)     1995      1994(3)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $26.35      $23.13     $16.08      $10.90      $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                             (0.23)      (0.07)     (0.08)      (0.06)      (0.02)
Net Gains or Losses on Securities
  (both realized and unrealized)                         (4.19)       3.80       8.17        5.24        0.92
Total From Investment Operations                         (4.42)       3.73       8.09        5.18        0.90
LESS DISTRIBUTIONS
Dividends (from net investment income)                     ---         ---        ---         ---         ---
Distributions (from capital gains)                       (0.25)      (0.51)     (1.04)        ---         ---
Returns of Capital                                       (0.19)        ---        ---         ---         ---
Total Distributions                                      (0.44)      (0.51)     (1.04)        ---         ---
Net Asset Value, End of Period                          $21.49      $26.35     $23.13      $16.08      $10.90
TOTAL RETURN(1)                                         (16.90)%     16.64%     52.90%      47.52%      12.35%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                       $147,534    $153,462   $ 67,425     $13,072      $4,806
Ratio of Expenses to Average Net Assets                   1.28%+      1.24%      1.25%*      1.25%       1.09%*
Ratio of Net Income (Loss) to Average Net Assets         (0.99)%+    (0.84)%    (0.88)%*    (0.68)%     (0.27)%*
Ratio of Expenses to Average Net Assets
   (excluding waivers)                                    1.41%+      1.33%      1.54%*      2.39%       4.32%*
Ratio of Net Investment Income (Loss)
   to Average Net Assets (excluding waivers)             (1.12)%+    (0.93)%    (1.17)%*    (1.82)%     (3.50)%*
Portfolio Turnover Rate                                 167.73%     130.68%    149.00%     183.49%     173.92%

(1) RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(2) ON APRIL 19, 1996, THE BOARD OF TRUSTEES OF THE FUND VOTED TO APPROVE A TAX-FREE REORGANIZATION OF THE FUND. IN CONNECTION WITH THE REORGANIZATION, THE FUND CHANGED ITS FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30, EFFECTIVE SEPTEMBER 30, 1996.
(3) THE TURNER SMALL CAP GROWTH FUND COMMENCED OPERATIONS ON FEBRUARY 7, 1994.
+ THE RATIOS OF EXPENSES TO AVERAGE NET ASSETS AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS DO NOT REFLECT THE ADVISER'S USE OF ARRANGEMENTS WHEREBY CERTAIN BROKER-DEALERS HAVE AGREED TO PAY CERTAIN EXPENSES OF THE TURNER SMALL CAP GROWTH FUND IN RETURN FOR THE DIRECTION OF A PERCENTAGE OF THE FUND'S BROKERAGE TRANSACTIONS. FOR THE TURNER SMALL CAP GROWTH FUND, THESE ARRANGEMENTS REDUCED THE RATIO OF EXPENSES TO AVERAGE NET ASSETS TO 1.25% (1.38% EXCLUDING WAIVERS), FOR THE YEAR ENDED SEPTEMBER 30,1998 AND THE RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS TO (0.96%)((10.9%) EXCLUDING WAIVERS), FOR THE SAME PERIOD ABOVE.
*   ANNUALIZED.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

34 PROSPECTUS

TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER MICRO CAP GROWTH FUND
------------------------------------------------------------------------
FOR THE PERIODS ENDED SEPTEMBER 30:                             1998(1)
------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                      (0.04)
Net Gains or Losses on Securities
   (both realized and unrealized)                                 (0.08)
Total From Investment Operations                                  (0.12)
LESS DISTRIBUTIONS
Dividends (from net investment income)                              ---
Distributions (from capital gains)                                  ---
Total Distributions                                                 ---
Net Asset Value, End of Period                                    $9.88
TOTAL RETURN                                                      (1.20)%+

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $2,843
Ratio of Expenses to Average Net Assets                            1.25%*
Ratio of Net Income (Loss) to Average Net Assets                  (0.64)%*
Ratio of Expenses to Average Net Assets
   (excluding waivers)                                             8.18%*
Ratio of Net Investment Income (Loss) to
     Average Net Assets (excluding waivers)                       (7.57)%*
Portfolio Turnover Rate                                          128.53%

(1) THE TURNER MICRO CAP GROWTH FUND'S PREDECESSOR, THE ALPHA SELECT TURNER MICRO CAP GROWTH FUND, COMMENCED OPERATIONS ON MARCH 1, 1998.
+   RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED
*   ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                   PROSPECTUS 35

                                               TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO
                                                     FOR THE
                                                   SEVEN MONTH                      FOR THE
                                                  PERIOD ENDED                    YEARS ENDED
                                                  SEPTEMBER 30:                   FEBRUARY 28:
                                                  ------------- -----------------------------------------------
                                                       1998(1)     1998(2)       1997        1996      1995(3)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $10.08      $10.06     $10.03       $9.99      $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                              0.35        0.60       0.60        0.64        0.53
Net Gains or Losses on Securities
  (both realized and unrealized)                            --        0.02       0.03        0.05       (0.02)
Total From Investment Operations                          0.35        0.62       0.63        0.69        0.51
LESS DISTRIBUTIONS
Dividends (from net investment income)                   (0.33)-     (0.60)     (0.60)      (0.65)      (0.52)
Distributions (from capital gains)                       (0.01)         --         --          --          --
Total Distributions                                      (0.34)      (0.60)     (0.60)      (0.65)      (0.52)
Net Asset Value, End of Period                          $10.09      $10.08     $10.06      $10.03       $9.99
TOTAL RETURN                                              3.50%+      6.34%      6.32%       7.09%       5.21%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                           $991      $1,195      $ 864        $398        $145
Ratio of Expenses to Average Net Assets                   0.00%*      0.00%      0.00%       0.00%       0.00%
Ratio of Net Income (Loss) to Average Net Assets          5.88%*      5.97%      5.91%       6.46%       5.74%
Ratio of Expenses to Average Net Assets
   (excluding waivers)                                   10.83%*      8.83%     10.25%      16.47%      27.89%
Ratio of Net Investment Income (Loss) to
   Average Net Assets (excluding waivers)                (4.95)%*    (2.86)%    (4.34)%*   (10.01)%    (22.15)%
Portfolio Turnover Rate                                  96.56%      68.80%     81.82%         --          --

(1) ON NOVEMBER 10, 1997 THE BOARD OF TRUSTEES OF THE FUND APPROVED A CHANGE IN THE TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO'S YEAR END FROM FEBRUARY 28 TO SEPTEMBER 30, EFFECTIVE MARCH 1, 1998.
(2) ON JANUARY 22, 1998, SHAREHOLDERS OF THE FUND APPROVED A CHANGE IN THE ADVISER FROM SOLON ASSET MANAGEMENT, L.P. TO TURNER INVESTMENT PARTNERS, INC.
(3) THE TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO'S PREDECESSOR, THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO, COMMENCED OPERATIONS ON MARCH 1, 1994.
+   RETURNS ARE FOR THE PERIOD AND HAVE NOT BEEN ANNUALIZED.
*   ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

36 PROSPECTUS

TURNER FUNDS FINANCIAL HIGHLIGHTS

TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO
--------------------------------------------------------------------------------
                                                            FOR THE
                                                          SEVEN MONTH                 FOR THE
                                                         PERIOD ENDED               YEARS ENDED
                                                         SEPTEMBER 30:             FEBRUARY 28:
                                                         ------------- ----------------------------------------
                                                              1998(1)    1998(2)    1997      1996      1995(3)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $10.10     $10.00    $10.04    $ 9.80    $10.00
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                     0.35       0.59      0.58      0.60      0.61
Net Gains or Losses on Securities
   (both realized and unrealized)                                0.15       0.10     (0.01)     0.23     (0.22)
Total From Investment Operations                                 0.50       0.69      0.57      0.83      0.39
LESS DISTRIBUTIONS
Dividends (from net investment income)                          (0.34)     (0.59)    (0.59)    (0.59)    (0.59)
Distributions (from capital gains)                              (0.01)       ---     (0.02)      ---      ---
Total Distributions                                             (0.35)     (0.59)    (0.61)    (0.59)    (0.59)
Net Asset Value, End of Period                                 $10.25     $10.10    $10.00    $10.04     $9.80
TOTAL RETURN                                                     5.09%+     7.07%     5.45%     8.73%     4.08%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                               $12,015  $  15,544   $17,809   $11,027    $7,065
Ratio of Expenses to Average Net Assets                          0.24%*     0.24%     0.24%     0.24%     0.15%
Ratio of Net Income (Loss) to Average Net Assets                 5.84%*     5.85%     5.80%     6.18%     6.21%
Ratio of Expenses to Average Net Assets
   (excluding waivers)                                           1.49%*     1.21%     1.21%     1.45%     1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets
   (excluding waivers)                                           4.59%*     4.88%     4.83%     4.97%     5.18%
Portfolio Turnover Rate                                        121.63%    197.03%   279.00%   251.00%   405.00%

(1) ON NOVEMBER 10, 1997 THE BOARD OF TRUSTEES OF THE FUND APPROVED A CHANGE IN THE TURNER SHORT DURATION GOVERNMENT FUNDS -THREE YEAR PORTFOLIO'S YEAR END FROM FEBRUARY 28 TO SEPTEMBER 30, EFFECTIVE MARCH 1, 1998.
(2) ON JANUARY 22, 1998, SHAREHOLDERS OF THE FUND APPROVED A CHANGE IN THE ADVISER FROM SOLON ASSET MANAGEMENT, L.P. TO TURNER INVESTMENT PARTNERS, INC.
(3) THE TURNER SHORT DURATION GOVERNMENT FUNDS -THREE YEAR PORTFOLIO'S PREDECESSOR, THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO, COMMENCED OPERATIONS ON MARCH 1, 1994.
+   RETURNS ARE FOR THE PERIOD AND HAVE NOT BEEN ANNUALIZED.
*   ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                                                   PROSPECTUS 37

                                                                    TURNER FUNDS

                      [This Page Intentionally Left Blank]

                                    TIP FUNDS
                               INVESTMENT ADVISER
                        Turner Investment Partners, Inc.
                              1235 Westlakes Drive
                                    Suite 350
                           Berwyn, Pennsylvania 19312

                                   DISTRIBUTOR
                        SEI Investments Distribution Co.

                                  LEGAL COUNSEL
                           Morgan, Lewis & Bockius LLP




More information about Turner Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated July 1, 1999, includes more detailed information about TIP Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Funds' holdings and contain information from the Funds' managers about strategies and recent market conditions and trends. The reports also contain detailed financial information about the Funds.

To Obtain More Information:

BY TELEPHONE: Call 1-800-224-6312.

BY MAIL:   Write to Turner Funds at:
           P.O. Box 419805
           Kansas City, MO  64141-6805

BY INTERNET: http://www.turner-invest.com

FROM THE SEC: You can also obtain the SAI or the Annual or Semi-Annual Reports, as well as other information about TIP Funds, from the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.

The Funds' Investment Company Act registration number is 811-07527.

TUR-F-026-03

                                    TIP FUNDS

                       TURNER LARGE CAP GROWTH EQUITY FUND
               (FORMERLY, THE TURNER ULTRA LARGE CAP GROWTH FUND)
                            TURNER GROWTH EQUITY FUND
                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                          TIP TARGET SELECT EQUITY FUND
                      TURNER FOCUSED LARGE CAP EQUITY FUND
                               TURNER TOP 20 FUND
                             TURNER TECHNOLOGY FUND
                        TURNER INTERNATIONAL GROWTH FUND
            TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO
           TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO
                   TURNER CORE HIGH QUALITY FIXED INCOME FUND


                               INVESTMENT ADVISER:
                        TURNER INVESTMENT PARTNERS, INC.

This Statement of Additional Information is not a prospectus and relates only to the Turner Large Cap Growth Equity Fund ("Large Cap Fund"), Turner Growth Equity Fund ("Growth Equity Fund"), Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), TIP Target Select Equity Fund ("Target Select Fund"), Turner Focused Large Cap Equity Fund ("Focused Fund"), Turner Top 20 Fund ("Top 20 Fund"), Turner Technology Fund ("Technology Fund"), Turner International Growth Fund ("International Fund" ), Turner Short Duration Government Funds - One Year Fund ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), and the Turner Core High Quality Fixed Income Fund ("Fixed Income Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust") and should be read in conjunction with the Funds' Prospectuses dated January 31, June 21, and July 1, 1999. The Prospectuses may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS
THE TRUST ....................................................................S-
INVESTMENT OBJECTIVES.........................................................S-
INVESTMENT POLICIES...........................................................S-
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.........................S-
INVESTMENT LIMITATIONS........................................................S-
THE ADVISER...................................................................S-
THE ADMINISTRATOR.............................................................S-
DISTRIBUTION AND SHAREHOLDER SERVICES.........................................S-
TRUSTEES AND OFFICERS OF THE TRUST............................................S-
COMPUTATION OF YIELD AND TOTAL RETURN.........................................S-
PURCHASE AND REDEMPTION OF SHARES.............................................S-
DETERMINATION OF NET ASSET VALUE..............................................S-
TAXES.........................................................................S-
PORTFOLIO TRANSACTIONS........................................................S-
VOTING........................................................................S-
DESCRIPTION OF SHARES.........................................................S-
SHAREHOLDER LIABILITY.........................................................S-
LIMITATION OF TRUSTEES' LIABILITY.............................................S-
5% SHAREHOLDERS...............................................................S-
EXPERTS...................................................................... S-
CUSTODIAN.....................................................................S-
LEGAL COUNSEL.................................................................S-
FINANCIAL STATEMENTS..........................................................S-
APPENDIX.....................................................................A-1
July 1, 1999

THE TRUST

This Statement of Additional Information relates only to the Turner Large Cap Growth Equity Fund ("Large Cap Fund"), Turner Growth Equity Fund ("Growth Equity Fund"), Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), TIP Target Select Equity Fund ("Target Select Fund"), Turner Focused Large Cap Equity Fund ("Focused Fund"), Turner Top 20 Fund ("Top 20 Fund"), Turner Technology Fund ("Technology Fund"), Turner International Growth Fund ("International Growth Fund"), Turner Short Duration Government Funds-One Year Portfolio ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), and Turner Core High Quality Fixed Income Fund ("Fixed Income Fund") (each a "Fund" and, together the "Funds"). Each is a separate series of TIP Funds (formerly, Turner Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997, which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio. Shareholders may purchase shares in the One Year Portfolio or the Three Year Portfolio through two separate classes, Institutional Class and Adviser Class, which provide for variations in distribution costs, transfer agent fees, voting rights and dividends. All other Funds in the Trust offer only Institutional Class shares. Except for differences between the Institutional Class shares and the Adviser Class shares pertaining to distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.

On January 29, 1999, the Micro Cap Fund and the Three Year Portfolio acquired all of the assets and liabilities of the Alpha Select Turner Micro Cap Growth Fund and the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio, respectively. On June 30, 1999, the One Year Portfolio acquired all of the assets and liabilities of the Alpha Select Turner Short Duration Government Funds - One Year Portfolio. Historical information presented for those Funds relates to the Alpha Select Funds. The Trust also offers shares in the Clover Max Cap Value Fund, Clover Equity Value Fund, Clover Small Cap Value Fund, Clover Fixed Income Fund, Penn Capital Select Financial Services Fund, Penn Capital Strategic High Yield Bond Fund, and Penn Capital Value Plus Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.

INVESTMENT OBJECTIVES

TURNER LARGE CAP GROWTH EQUITY FUND -- The Large Cap Fund seeks capital appreciation.

TURNER GROWTH EQUITY FUND -- The Growth Equity Fund seeks capital appreciation.

TURNER MIDCAP GROWTH FUND -- The Midcap Fund seeks capital appreciation.

TURNER SMALL CAP GROWTH FUND -- The Small Cap Fund seeks capital appreciation.

TURNER MICRO CAP GROWTH FUND -- The Micro Cap Fund seeks capital appreciation.

TIP TARGET SELECT EQUITY FUND -- The Target Select Fund seeks long term growth of capital primarily from investment in U.S. equity securities.

TURNER FOCUSED LARGE CAP EQUITY FUND -- The Focused Fund seeks long-term capital appreciation.

TURNER TOP 20 FUND -- The Top 20 Fund seeks long-term capital appreciation.

TURNER TECHNOLOGY FUND -- The Technology Fund seeks long-term capital appreciation.

TURNER INTERNATIONAL GROWTH FUND -- The International Fund seeks long-term capital appreciation.

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO & TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO -- The investment objective of each Fund is to provide maximum total return consistent with preservation of capital and prudent investment management. Under normal circumstances, the One Year Portfolio seeks to maintain an average effective duration comparable to or less than that of one-year U.S. Treasury bills. The Three Year Portfolio seeks to maintain an average effective duration comparable to or less than that of three-year U.S. Treasury notes. Effective duration is an indicator of a security's price volatility or risk associated with changes in interest rates. Because the Turner Investment Partners, Inc. (the "Adviser") seeks to manage interest rate risk by limiting effective duration, each Fund may invest in securities of any maturity.

TURNER CORE HIGH QUALITY FIXED INCOME FUND -- The Fixed Income Fund seeks total return through current income and capital appreciation.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

TURNER LARGE CAP GROWTH EQUITY FUND--The Large Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations in excess of $10 billion that Adviser, believes to have strong earnings growth potential. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 200 Growth Index (or such other appropriate index selected by the Adviser). Any remaining assets may be invested in securities issued by smaller capitalization companies, warrants and rights to purchase common stocks, and they may invest up to 10% of its total assets in American Depository Receipts ("ADRs"). The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies and foreign securities.

TURNER GROWTH EQUITY FUND--The Growth Equity Fund invests as fully as practicable (and, under normal conditions, at least 65% of its total assets) in a portfolio of common stocks that the Adviser believes to have potential for strong growth in earnings and to be reasonably valued at the time of purchase. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings of the Russell 1000 Growth Index (or such other appropriate index selected by the Adviser). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MIDCAP GROWTH FUND--The Midcap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations between $1 billion and $8 billion that the Adviser believes to have strong earnings growth potential. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the Adviser). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 10% of its total assets in ADRs. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies.

TURNER SMALL CAP GROWTH FUND--The Small Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $2 billion that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Fund will maintain a weighted average market capitalization of less than $2 billion. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 2000 Growth Index (or such other appropriate index selected by the Adviser). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MICRO CAP GROWTH FUND -- The Micro Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $500 million that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Fund will maintain a weighted average market capitalization of less than $350 million. The Fund will not hold securities with market capitalizations over $1 billion. The Fund seeks to purchase securities that are well diversified across economic sectors, and will attempt to maintain sector concentrations that approximate the economic sector weightings of the smallest 1/3 of its current benchmark, the Russell 2000 Growth Index. The Micro Cap Fund will typically invest in companies whose market capitalizations, at the time of purchase, are $350 million or under. The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in micro cap stocks of foreign issuers and in ADRs.

The Micro Cap Fund invests in some of the smallest, most dynamic publicly-traded companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size, and less frequent trading activity, the companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. Thus in the opinion of the Fund's Adviser, they offer substantial appreciation potential for meeting retirement and other long-term goals.

The Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of micro capitalization stocks. To manage risk and improve liquidity, Turner expects to invest in numerous small, publicly traded companies, representing a broad cross-section of U.S. industries.

TIP TARGET SELECT EQUITY FUND -- The Adviser and Sub-Advisers of the Target Select Fund will each invest in a maximum of 20 equity securities (hence the Target Select Equity Fund designation) and as few as 10 that they believe have the greatest return potential. Such a focused security-selection process permits each manager to act on only the investment ideas that they think are their strongest ones. The intent is to avoid diluting performance by owning too many securities, so that the positive contributions of winning investments will prove substantial.

The Fund is designed to provide an investment that combines the investment expertise and best investment ideas of four outstanding money-management firms. The Adviser and Sub-Advisers will manage a portion of the Fund's portfolio on a day-to-day basis. Assets for investment will be allocated to each manager by the Fund's Board of Trustees, based on the recommendation of the Adviser. The expectation is that the allocations will result in a portfolio invested in a variety of equity securities with differing capitalizations and valuations, chosen by differing investment strategies.

The Fund intends to invest primarily (and, under normal circumstances, at least 65% of its total assets) in equity securities of companies that are headquartered in the United States or do business both in the United States and abroad. Those securities, however, will be traded principally in the United States equity market. Selection of equity securities will not be restricted by market capitalization, and the Fund's Adviser and Sub-Advisers will employ their own proprietary investment processes in managing assets.

Any remaining assets of the Fund may be invested in securities of foreign issuers, shares of other investment companies, ADRs and REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, invest up to 25% of its total assets in convertible securities, including convertible securities rated below investment grade, purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act, and purchase fixed income securities, including securities rated below investment grade. In addition, the Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions. Debt securities rated below investment grade, I.E., rated lower than BBB by Standard & Poor's Corporation ("S&P") and/or Baa by Moody's Investor Services, Inc. ("Moody's") or unrated securities of comparable quality, are also known as "junk bonds." The maximum percentage of the Fund's assets that may be invested in securities rated below investment grade is 25%.

Under normal circumstances, the Adviser and each of the Sub-Advisers may invest a portion of the assets under its management in the money market instruments described below in order to maintain liquidity, or if securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase, provided that such Instruments do not exceed 25% of the Fund's total assets. For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser and each Sub-Adviser may invest up to 100% of the assets under their management in money market instruments and in cash.

TURNER FOCUSED LARGE CAP EQUITY FUND--The Focused Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations in excess of $5 billion that the Adviser, believes to have strong earnings growth potential. Any remaining assets may be invested in securities issued by smaller capitalization companies, warrants and rights to purchase common stocks, convertible and preferred stocks, and in ADRs. The Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may also purchase shares of other investment companies and foreign securities. The Fund's overall portfolio will contain a total of 15-30 stocks of Turner's best large capitalization ideas.

TURNER TOP 20 FUND--The Top 20 Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of issuers with a variety of sectors and market capitalizations that the Adviser believes to have strong earnings growth potential. Any remaining assets may be invested in warrants and rights to purchase common stocks, convertible and preferred stocks, and ADRs. The Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may also purchase shares of other investment companies and foreign securities.

TURNER TECHNOLOGY FUND -- The Technology Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of technology companies. The Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers and ADRs.

The Fund invests in dynamic, publicly-traded technology companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small technology companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. The Adviser will seek to capture these price increases. Most of the technology companies that the Fund will invest in will be located in the U.S.

The Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many technology stocks. To manage risk and improve liquidity, Turner expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S.
and foreign technology companies.

TURNER INTERNATIONAL GROWTH FUND -- The International Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of ADRs and equity securities of non-U.S. issuers.

Under normal circumstances, at least 80% of the International Fund's assets will be invested in ADRs and equity securities of non-U.S. issuers located in at least three countries other than the United States. Most of the securities that the Fund will invest in will be located in Europe and other developed foreign countries.

Certain securities of non-U.S. issuers purchased by the Fund will be listed on recognized foreign exchanges, but securities generally will be purchased in over-the-counter markets, on U.S.-registered exchanges, or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs"). The Fund expects its investments to emphasize large, intermediate and small capitalization companies.

The Fund may also invest in warrants and rights to purchase common stocks, convertible and preferred stocks, and securities of other investment companies. Although permitted to do so, the Fund does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO & TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO (TOGETHER, THE "SHORT DURATION FUNDS") -- Under normal market conditions, each Fund invests at least 65% of the value of its total assets in obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Certain of the obligations, including U.S. Treasury bills, notes and bonds and mortgage-related securities of the Government National Mortgage Association ("GNMA"), are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, while others, such as those issued by Fannie Mae and the Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

The balance of each Fund's assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by S&P (AAA, AA or A), Moody's (Aaa, Aa or A), or Fitch Investor

Services, Inc. ("Fitch") (AAA, AA or A), or, if unrated by S&P, Moody's and/or Fitch, judged by the Adviser to be of comparable quality. A further description of S&P's, Moody's and Fitch's ratings is included in the Appendix to the Statement of Additional Information.

The relative proportions of the Funds' net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Funds invest. In addition, the Funds may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation.

The Short Duration Funds may enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations.

TURNER CORE HIGH QUALITY FIXED INCOME FUND--The Fixed Income Fund invests as fully as practicable (and, under normal conditions, at least 65% of its total assets) in a portfolio of fixed income securities of varying levels of quality and maturity, that, in the Adviser's opinion, are undervalued in the market. To determine a security's fair market value, the Adviser will focus on the yield and credit quality of particular securities based upon third-party evaluations of quality as well as the Adviser's own research and analysis of the issuer. The Adviser will attempt to diversify the Fund's holdings across the yield curve by holding short, intermediate and long-term securities. Normally, the Fund will maintain a dollar-weighted average portfolio duration that approximates the average duration range of the Fund's benchmark index, the Lehman Brothers Aggregate Bond Index (currently 4.5 years). Duration is a measure of the expected life of a fixed income security on a cash flow basis.

For example, assuming a portfolio duration of eight years, an increase in interest rates of 1%, a parallel shift in the yield curve, and no change in the spread relationships among securities, the value of the portfolio would decline 8%. Using the same assumptions, if interest rates decrease 1%, the value of the portfolio would increase 8%. The Adviser considers duration an accurate measure of a security's expected life and sensitivity to interest rate changes. The Adviser may increase or decrease this average weighted duration when, in the Adviser's opinion, market conditions warrant.

The Fund will purchase the following types of securities if, at the time of purchase, such securities either have been classified as investment grade by a nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"); (ii) corporate bonds and debentures of U.S. and foreign issuers rated in one of the four highest rating categories; (iii) privately issued mortgage-backed securities rated in the highest rating category; (iv) asset-backed securities rated in the two highest rating categories; (v) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ("Receipts"); (vi) commercial paper rated in one of the two highest rating categories; (vii) obligations of U.S. commercial banks and savings and loan institutions that have net assets of at least $500 million as of the end of their most recent fiscal year ("bank obligations"); (viii) obligations issued or guaranteed by the government of Canada; (ix) obligations of supranational entities rated in one of the four highest rating categories; (x) loan participations; (xi) repurchase agreements involving any of the foregoing securities; and (xii) shares of other investment companies. Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded to below investment grade, the Adviser will review the situation and take appropriate action. Securities rated below investment grade will not constitute more than 5% of the Fund's total assets.

GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Short Duration Funds) of its net assets in illiquid securities.

Each Fund, except the Large Cap, Midcap and Short Duration Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO, repurchase agreements involving the foregoing securities), shares of money market investment companies and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (E.G., CMOs, REMICs, IOs and POs), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and STRIPs), privately issued stripped securities (E.G., TGRs, TRs, and
CATs). See elsewhere in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the SEC staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund's Custodian does impose a practical limit on the leverage created by such transactions. The Adviser will not use leverage if as a result the effective duration of the portfolios of the Three Year Portfolio would not be comparable or less than that of a three-year U.S. Treasury note, respectively.

LOWER-RATED SECURITIES

Lower-rated securities are lower-rated bonds commonly referred to as "junk bonds" or high-yield securities. These securities are rated lower than Baa by Moody's and/or lower than BBB by S&P. The Funds may invest in securities rated in the lowest ratings categories established by Moody's or by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, the Funds may invest in unrated securities of comparable quality subject to the restrictions stated in the Funds' Prospectus.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES

The descriptions below are intended to supplement the discussion in the Prospectus.

GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET

The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

Lower rated bonds are somewhat sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield bonds and the Funds' net asset values.

PAYMENT EXPECTATIONS

High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Funds would have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Funds' assets. If the Funds experience significant unexpected net redemptions, this may force them to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Funds' rates of return.

LIQUIDITY AND VALUATION

There may be little trading in the secondary market for particular bonds, which may affect adversely the Funds' ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

TAXES

The Funds may purchase debt securities (such as zero-coupon, pay-in-kind or other types of securities) that contain original issue discounts. Original issue discount that accrues in a taxable year is treated as earned by each Fund and therefore is subject to the distribution requirements of the tax code even though the such Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Funds in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally or mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

STRIPPED MORTGAGE-BACKED SECURITIES("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

NON-DIVERSIFICATION

The Target Select, Top 20 and Focused Funds are a non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although the Adviser or the Sub-Advisers generally do not intend to invest more than 5% of a Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that each Fund be diversified (I.E., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realized as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over the counter. Over the counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Short Duration Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it could not close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations which, in general, are closely related to the effective duration of the securities which underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Short Duration Fund's portfolio.

RISK FACTORS: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in real estate investment trusts ("REITs"), which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

REVERSE DOLLAR ROLL TRANSACTIONS

Each Short Duration Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events which could adversely effect the economies of such countries or investments in such countries.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (E.G., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (E.G., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. Government Securities are bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YEAR 2000

The Trust depends on the smooth functioning of computer systems in almost every aspect of its business. Like other mutual funds, business and individuals around the world, the Trust could be adversely affected if the computer systems used by its service providers do not properly process dates on and after January 1, 2000 and distinguish between the year 2000 and the year 1900. The Trust has asked its service providers whether they expect to have their computer systems adjusted for the year 2000 transition, and received assurances from each that its system is expected to accommodate the year 2000 without material adverse consequences to the Trust. The Trust and its shareholders may experience losses if these assurances prove to be incorrect or as a result of year 2000 computer difficulties experienced by issuers of portfolio securities or third parties, such as custodians, banks, broker-dealers or others with which the Trust does business.

Furthermore, many foreign countries are not as prepared as the U.S. for the year 2000 transition. As a result, computer difficulties in foreign markets and with foreign institutions as a result of the year 2000 may add to the possibility of losses to the Funds' shareholders.

ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredit. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

 5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
        (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

 6. Issue senior securities (as defined in the Investment Company Act of 1940 (the "1940 Act")) except as permitted by rule, regulation or order of the Securities and Exchange Commission (the "SEC").

 7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

 8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.      Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

THE ADVISER

Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of the Adviser. As of March 31, 1999, the Adviser had discretionary management authority with respect to approximately $3.3 billion of assets. The Adviser has provided investment advisory services to investment companies since 1992.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each of the Target Select Fund's Sub-Advisers, and directly manages assets of the Fund not allocated to the Sub-Advisers.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal years ended September 30, 1996, 1997, and 1998, the Funds paid (had reimbursed) the following advisory fees:



                                            Advisory Fees Paid                                 Advisory Fees Waived
                                            ------------------                                 --------------------
                                  1996              1997          1998             1996              1997         1998
                                  ----              ----          ----             ----              ----         ----

Large Cap Fund                     **                $0        $  (79,930)            **            $ 2,281     $ 15,530
Growth Equity Fund              $666,476          $694,046     $  664,499             $0            $24,250     $ 76,793
Midcap Fund                        **                $0        $   92,465             **            $13,244     $ 42,799
Small Cap Fund                  $197,634          $762,604     $1,458,689          $82,694          $73,594     $226,626
Micro Cap Fund                     **                **        $  (97,006)            **               **       $ 16,354
Fixed Income Fund                  **                **              **               **               **           **


One Year Portfolio            Fiscal Year       Fiscal Year        Fiscal        Fiscal Year      Fiscal Year       Fiscal
                                 Ended             Ended           Period           Ended            Ended          Period
                                2/28/97           2/28/98           Ended          2/28/97          2/28/98          Ended
                                  $ 0            $ (94,700)        9/30/98         $ 1,671          $ 2,792         9/30/98
                                                                 $ (67,178)                                         $ 1,596
                              -----------       -----------      -----------     -----------      -----------       --------
Three Year Portfolio          Fiscal Year       Fiscal Year        Fiscal        Fiscal Year      Fiscal Year        Fiscal
                                 Ended             Ended           Period           Ended            Ended           Period
                                2/28/97           2/28/98           Ended          2/28/97          2/28/98          Ended
                                  $ 0           $ (117,540)        9/30/98        $ 32,092         $ 41,761         9/30/98
                                                                 $ (80,828)                                         $ 20,056
                              -----------       -----------      -----------     -----------      -----------       --------
Focused Fund                      **                 **              **               **              **               **
Top 20 Fund                       **                 **              **               **              **               **
Technology Fund                   **                 **              **               **              **               **
International Fund                **                 **              **               **              **               **

** Not in operation during the period.

As described in the prospectus, the Focused Large Cap, Top 20, Technology and International Growth Funds are subject to base investment advisory fees that may be adjusted if a Fund out- or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of these Funds:


FUND                  BENCHMARK            REQUIRED             BASE ADVISORY         HIGHEST              LOWEST
                                           EXCESS               FEE                   POSSIBLE             POSSIBLE
                                           PERFORMANCE                                ADVISORY FEE         ADVISORY FEE
----                  ---------            -----------          -------------         ------------         ------------
Focused               S&P 500 Index         +/- 2.5%              1.00%                 1.30%                 .70%
Fund

Top 20 Fund           S&P 500 Index         +/- 2.5%              1.10%                 1.50%                 .70%

Technology            PSE                   +/- 2.0%              1.10%                 1.50%                 .70%
Fund                  Technology
                      Index

International         MSCI EAFE             +/- 2.0%              1.00%                 1.30%                 .70%
Fund                  Index


The performance adjustment works as follows: If the Top 20 Fund outperforms the S&P 500 Index by more than 2.5%, Turner's advisory fees will increase from 1.10% to 1.50%. If, however, the Fund underperforms its benchmark by 2.5%, Turner's advisory fees would go down to 0.70%. These performance-based fees will only be charged once a Fund has been in operation for at least one year, and will comply with all applicable SEC rules.

THE SUB-ADVISERS

The Target Select Fund currently has three Sub-Advisers -- Clover Capital Management, Inc., Penn Capital Management Company, Inc., and Chartwell Investment Partners (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each Sub-Adviser will manage a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. Each Sub-Adviser makes the investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, each of the Sub-Advisers is entitled to receive a fee from Turner Investment Partners, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Fund allocated to it. Currently, the Adviser and each Sub-Adviser has been allocated assets in the range of 15-30% of the Fund's total assets.

CLOVER CAPITAL MANAGEMENT, INC. ("Clover Capital"), 11 Tobey Village Office Park, Pittsford, New York 14354, is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of Clover Capital and who control all of the Clover Capital's outstanding voting stock. Michael Jones, Managing Director of Clover Capital, is the portfolio manager of the portion of the Fund's assets managed by Clover Capital. As of September 30, 1998, the Clover Capital had discretionary management authority with respect to approximately $1.9 billion of assets. In addition to sub-advising the Fund and the Clover Funds, separate investment portfolios of the Trust, Clover provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

PENN CAPITAL MANAGEMENT COMPANY, INC. ("Penn Capital"), 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, New Jersey 08034, is a professional investment management firm founded in 1987 and registered as an investment adviser under the Investment Advisers Act. Richard A. Hocker is a founding partner and Chief Investment Officer of Penn Capital and portfolio manager of the portion of the assets of the Fund managed by Penn Capital, an investment management firm that manages the investment portfolios of institutions and high net worth individuals. As of September 30, 1998, Penn Capital had assets under management of approximately $374 million. Penn Capital employs a staff of 17 and manages monies in a variety of investment styles through either separate account management or one of its private investment funds. In addition, Penn Capital serves as investment adviser to the Penn Capital Funds, three separate portfolios of the Trust.

CHARTWELL INVESTMENT PARTNERS ("Chartwell"), 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in 1997 and registered as an investment adviser under the Investment Advisers Act. Chartwell was founded by a team of experienced investment professionals who had been employees of Delaware Management Company of Philadelphia, Pennsylvania. The portion of the assets of the Fund managed by Chartwell will be managed by a team of investment professionals with extensive investment experience. The portion of the assets of the Fund managed by Chartwell will be managed by a team of investment professionals with extensive investment experience. Chartwell currently manages approximately $2.7 billion in assets for institutional clients.

THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.

The Administrator, a Massachusetts business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CrestFunds(R), Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and UAM Funds, Inc. II.

For the fiscal years ended September 30, 1996, 1997, and 1998, the Funds paid the following administrative fees (net of waivers):



                                                    Administrative Fees Paid
                                                    ------------------------
                                         1996                  1997                  1998
                                         ----                  ----                  ----
Large Cap Fund                             *                 $  3,057              $ 31,129
Growth Equity Fund                     $136,587              $110,759              $114,049
Midcap Fund                                *                 $  9,404              $ 46,823
Small Cap Fund                         $ 68,682              $ 98,104              $181,597
Micro Cap Fund                             *                     *                 $ 42,470
Target Select Fund                         *                     *                 $      0
Focused Fund                               *                     *                    *
Top 20 Fund                                *                     *                    *
Technology Fund                            *                     *                    *
International Fund                         *                     *                    *
One Year Portfolio                    Fiscal Year           Fiscal Year         Fiscal Period
                                     Ended 2/28/97         Ended 2/28/98        Ended 9/30/98
                                           $                   $802                  $510
Three Year Portfolio                  Fiscal Year           Fiscal Year         Fiscal Period
                                     Ended 2/28/97         Ended 2/28/98        Ended 9/30/98
                                           $                  $11,964               $6,418

Fixed Income Fund                          *                     *                    *


* Not in operation during the period.


DISTRIBUTION AND SHAREHOLDER SERVICES

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Short Duration Funds have adopted a shareholder service plan for Adviser Class shares (the "Adviser Class Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefore. Under the Adviser Class Service

Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Funds may enter into such arrangements directly. Under the Adviser Class Service Plan, the Distributor is entitled to receive a fee at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Adviser Class shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CrestFunds(R), Inc., CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), since 1990.

RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation, since 1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - Senior Vice President, Investment Adviser and Portfolio Manager with Clover Capital Management Inc., since 1984. Principal of CCM Securities Inc.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee** - Corporate Vice President of Human Resources of Frontier Corporation (telecommunications company), since 1993.

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner Investment Partners, Inc., since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner Investment Partners, Inc., since 1992.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the administrator and distributor since 1995. Associate, Dewey Ballantine, 1994-1995. Associate, Winston and Strawn, 1991-1994.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor 1992-1994. Associate, Morgan, Lewis & Bockius LLP, 1988-1992.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - vice President and Assistant Secretary of the Manager and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG (DOB 12/21/58) - Vice President and Assistant Secretary - Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investment since 1995; Vice President of SEI Investments Company since 1991.

LYNDA J. STRIEGEL (DOB 10/30/48) - Vice President and Assistant Secretary of the Manager and the Distributor since 1998. Senior Asset Management counsel, Barnett Banks, Inc. (1997-1998). Partner, Groom and Nordberg, Chartered, 1996-1997. Associate General Counsel, Riggs Bank N.A., 1991-1995.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and Distributor.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Turner, the Administrator and the Distributor.

EDWARD B. BAER (DOB 09/27/68) - Assistant Secretary -1701 Market Street, Philadelphia, Pennsylvania 19103, Associate, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Turner, the Administrator and the Distributor, since 1995. Attorney, Aquila Management Corporation, 1994.

                             ----------------------

The following table exhibits Trustee compensation for the fiscal year ended September 30, 1998.



                                         Aggregate                Pension or            Estimated         Total Compensation From
                                     Compensation From            Retirement             Annual             Registrant and Fund
      Name of Person,                Registrant for the        Benefits Accrued         Benefits          Complex Paid to Trustees
         Position                    Fiscal Year Ended          as Part of Fund           Upon           for the Fiscal Year Ended
                                     September 30, 1998            Expenses            Retirement            September 30, 1998
      ----------------               ------------------        ----------------        ----------        -------------------------

Robert Turner*                               $0                       N/A                  N/A             $0 for service on two
                                                                                                                   Boards
Richard A. Hocker*                           $0                       N/A                  N/A             $0 for service on one
                                                                                                                   Board
Michael E. Jones*                            $0                       N/A                  N/A             $0 for service on one
                                                                                                                   Board

Alfred C. Salvato**                        $8,000                     N/A                  N/A             $12,500 for service on
                                                                                                                 two Boards
Janet F. Sansone**                         $8,000                     N/A                  N/A           $8,000 for service on one
                                                                                                                   Board
John T. Wholihan**                       $10,233.87                   N/A                  N/A           $10, 233.87 for service on
                                                                                                                 one Board


* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.

** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

For the 30-day period ended September 30, 1998, the Large Cap, Growth Equity, Midcap and Small Cap, and Target Select Funds' yields were each 0%. For the 30-day period ended September 30, 1998, the Three Year Portfolio's yield was 5.62%. The Fixed Income Fund was not in operation during this period.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

For the fiscal year ended September 30, 1998, and for the period from January 31, 1997 (commencement of operations of the Turner Large Cap Growth Equity Fund of The Advisors' Inner Circle Fund) through September 30, 1998, the total return for the Large Cap Fund was 17.26% and 24.52%, respectively. For the fiscal year ended September 30, 1998, and for the period from March 11, 1992 (commencement of operations of the Turner Growth Equity Fund of The Advisors' Inner Circle
Fund) through September 30, 1998, the total return for the Growth Equity Fund was 10.71% and 16.52%, respectively. For the fiscal year ended September 30, 1998, and for the period from October 1, 1996 (commencement of operations of the Turner Midcap Growth Fund of The Advisors' Inner Circle Fund) through September 30, 1998, the total return for the Midcap Fund was 1.24% and 20.66%, respectively. For the fiscal year ended September 30, 1998 and the period from February 7, 1994 (commencement of operations of the Turner Small Cap Portfolio of The Advisors' Inner Circle Fund) through September 30, 1998, the total return for the Small Cap Fund was -16.90% and 20.56%, respectively. For the period from February 27, 1998 (commencement of operations for the Turner Micro Cap Growth
Fund) through September 30, 1998, the total return for the Micro Cap Fund was (1.20)% (cumulative since inception). For the period from December 31, 1997 (commencement of operations of the Turner Target Select Equity Fund) through September 30,

1998, the total return for the Target Select Fund was 25.45%. For the fiscal year ended September 30, 1998, and for the period from March 1, 1994 (commencement of operations of the Turner Short Duration Government Funds - One Year Portfolio) through September 30, 1998, the total return for the One Year Portfolio was 6.22% and 6.25%, respectively. For the fiscal year ended September 30, 1998, and for the period from March 1, 1994 (commencement of operations of the Turner Short Duration Government Funds - Three Year Portfolio) through September 30, 1998, the total return for the Three Year Portfolio was 8.07% and 6.72%, respectively. The Focused, Top 20, Technology, International, and Fixed Income Funds were not in operation during these periods.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the DST, 330 West 9th Street, Kansas City, Missouri 64105, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Internal Revenue Code of 1986 (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal years ended September 30, 1996, 1997, and 1998, the Funds' portfolio turnover rates were as follows:


                                                                  Portfolio Turnover Rate
                                                                  -----------------------
                                               1996                          1997                          1998
                                               ----                          ----                          ----

Large Cap Fund                                   *                          346.47%                       234.93%
Growth Equity Fund                            147.79%                       178.21%                       249.58%
Midcap Fund                                      *                          348.29%                       304.29%
Small Cap Fund                                149.00%                       130.68%                       167.73%
Micro Cap Fund                                   *                             *                          128.53%
Target Select Fund                               *                             *                          803.02%
International Fund                               *                             *                             *
Focused Fund                                     *                             *                             *
Top 20 Fund                                      *                             *                             *
Technology Fund                                  *                             *                             *
One Year Portfolio                      For the Fiscal Year           For the Fiscal Year          For the Fiscal Period
                                           Ended 2/28/97                 Ended 2/28/98                 Ended 9/30/98
                                              81.82%                        68.80%                        96.56%
Three Year Portfolio                    For the Fiscal Year           For the Fiscal Year          For the Fiscal Period
                                           Ended 2/28/97                 Ended 2/28/98                 Ended 9/30/98
                                              279.00%                       197.03%                       121.63%



                                      S-41





Fixed Income Fund                                *                             *                             *


* Not in operation during the period.
Amounts designated as "--" are either $0 or have been rounded to $0.

The brokerage commissions paid for each Fund for the fiscal years ended September 30, 1996, 1997, and 1998 were as follows:


                                         Total Dollar Amount of Brokerage Commissions Paid
                                         -------------------------------------------------
                                         1996                 1997                   1998
                                         ----                 ----                   ----
Large Cap Fund                            *                   $2,586                $10,622
Growth Equity Fund                     $369,573              $335,291              $464,404
Midcap Fund                               *                  $17,029               $123,834
Small Cap Fund                         $128,154              $235,029              $465,825
Micro Cap Fund                            *                     *                   $6,974
Target Select Fund                        *                     *                   $13,856
Focused Fund                              *                     *                      *
Top 20 Fund                               *                     *                      *
Technology Fund                           *                     *                      *
International Fund                        *                     *                      *
One Year Portfolio                       N/A                   N/A                    N/A
Three Year Portfolio                     N/A                   N/A                    N/A
Fixed Income Fund                         *                     *                      *

*Not in operation during the period.

The total amount of securities of each Broker/Dealer held by each Fund for the fiscal year ended September 30, 1998 were as follows:


                                                               TOTAL AMOUNT OF
                                   NAME OF                     SECURITIES HELD BY EACH
FUND                               BROKER/DEALER               FUND                           TYPE OF SECURITY
----                               -------------               ----                           ----------------
Large Cap Fund                     Morgan Stanley              $  243,000                     Repurchase Agreement
Growth Fund                        Morgan Stanley              $1,411,000                     Repurchase Agreement
Midcap Fund                        Morgan Stanley              $1,246,000                     Repurchase Agreement
Small Cap Fund                     J.P. Morgan                 $5,612,000                     Repurchase Agreement
Micro Cap Fund                     Morgan Stanley              $  114,765                     Repurchase Agreement
================================== ==========================  =============================  ==============================

VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectuses or Statements of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (1) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Adviser Class Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS

As of January 5, 1999, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.



                               NAME AND ADDRESS OF BENEFICIAL           NUMBER OF          PERCENTAGE OF
       FUND                               OWNER                          SHARES            FUND'S SHARES
       ----                    ------------------------------           ---------          -------------
Turner Large Cap              Charles Schwab & Co. Inc.               247,398.5700          67.26%
Growth Equity Fund            Attn: Mutual Funds/Team S
                              4500 Cherry Creek Dr. S Fl 3
                              Denver, CO  80209

Turner Growth Equity          Starr Commonwealth                      607,210.1730           7.09%
Fund                          13725 Starr Commonwealth Rd.

                              Albion, MI  49224-9580
                              Saxon & Co. TTEE                        498,422.5920           5.82%
                              FBO C/F
                              Duane Morris & Heckscher LLP
                              A/C# 20-35-002-1029077
                              P.O. Box 7780-1888
                              Philadelphia, PA  19182-0001



                                      S-44




                              Retirement Plan for Employees of        768,167.7060           8.96%
                              Bridgeport Hospital
                              C/O People's Bank Trust Dept.
                              850 Main Street 13th Fl
                              Bridgeport, CT  06604-4917

                              Saul & Co.                            2,506,871.7060          29.25%
                              FBO Sheet Metal Annuity
                              C/O First Union National Bank
                              A/C 1546000537
                              1525 W. WT Harris Blvd. #1151
                              Charlotte, NC  28262-8522

                              Charles Schwab & Co. Inc.               493,306.2980           5.76%
                              Attn: Mutual Funds/Team S
                              4500 Cherry Creek Dr. S Fl 3
                              Denver, CO  80209

                              Citicorp USA Inc. Pledgee               822,376.2690           9.60%
                              McNeil Children's Trust
                              Loan Collateral Account
                              C/O Carole McNeil
                              P.O. Box 803598
                              Dallas, TX  75380-3598

Turner Midcap Growth          Charles Schwab & Co. Inc.               594,501.3600          30.29%
Fund                          Attn: Mutual Funds/Team S
                              4500 Cherry Creek Dr. S Fl. 3
                              Denver, CO  80209

                              Sheet Metal Workers Local #19           224,808.6650          11.45%
                              Supplemental Unemployment
                              Benefit Fund
                              1301 S Columbus Blvd.
                              Philadelphia, PA  19147-5505

                              Concord Trust Company                   166,719.7830           8.49%
                              1601 Elm St. Ste 1725
                              Dallas, TX  75201-7254

Turner Small Cap              Donaldson Lufkin Jenrette               392,195.2570           5.56%
Growth Fund                   SECS Corp.
                              Pershing Division
                              P.O. Box 2052
                              Jersey City, NJ  07399

                              Charles Schwab & Co. Inc.             3,667,318.2940          52.00%
                              Attn: Mutual Funds/Team S
                              4500 Cherry Creek Dr. S Fl. 3
                              Denver, CO  80209


                                      S-45


Turner Micro Cap              Charles Schwab & Co. Inc.                79,930.5400          23.20%
Growth                        Attn: Mutual Funds/Team S
                              4500 Cherry Creek Dr. S Fl 3
                              Denver, CO  80209

                              Robert E. Turner                         20,530.3850           5.96%
                              Carolyn W. Turner JTWROS
                              9 Horseshoe Ln
                              Paoli, PA  19301-1909

                              Carolyn Turner TR                        20,000.0000           5.80%
                              Robert E. Turner Jr. Trust
                              9 Horseshoe Ln.
                              Paoli, PA  19301-1909

                              John C. Weber Jr. TR                     50,001.2550          14.51%
                              John C. Weber Trust
                              8000 N. MacArthur Blvd.,
                              Apt. 2024
                              Irving, TX  75063-4101

                              Christina Weber TR                       50,000.0000          14.51%
                              Christina Weber Trust
                              DTD 00/00/00
                              117 W. 12th St.
                              New York, NY  10011-8200

                              Chester C. Weber TR                      47,214.3530          13.70%
                              U/A 7/30/1993
                              Chester C. Weber Trust
                              P.O. Box 2108
                              Ocala, FL  34478-2108

Turner Target Select          Charles Schwab & Co. Inc.                12,521.5620          13.68%
Equity Fund                   Attn: Mutual Funds/Team S
                              4500 Cherry Creek Dr. S Fl 3
                              Denver, CO  80209

                              Boyd L. Newsom                            4,826.0050           5.27%
                              2912 Golfing Green Dr.
                              Dallas, TX  75234-4938

                              Carolyn Turner TR                        32,999.3990          19.09%
                              U/A
                              Robert E. Turner Jr., Trust
                              9 Horseshoe Ln.
                              Paoli, PA  19301-1909

                                      S-46




                              Robert & Carolyn Turner                  17,466.3990          19.09%
                              Foundation
                              9 Horseshoe Ln.
                              Paoli, PA  19302-1909

Turner Short Duration         Solon Asset Management Corp.             14,876.8240          25.08%
Government Funds - One        1981 N. Broadway, Ste. 325
Year Portfolio                Walnut Creek, CA  95496-3873

                              James I. Midanek                          3,320.4430           5.60%
                              375 La Casa Via
                              Walnut Creek, CA  94598-4842

                              Charles Schwab & Co. Inc.                37,633.3430          63.45%
                              Attn: Mutual Funds/Team S
                              4500 Cherry Creek Dr. S Fl. 3
                              Denver, CO  80209

Turner Short Duration         DonaldsonBryn Mawr                      814,837.0940          74.07%
Government Funds-             Attn: Jerry Berenson
Three Year Portfolio          101 N. Merion Ave.
                              Bryn Mawr, PA  19010-2899

                              Charles Schwab & Co. Inc.               200,202.3260          18.20%
                              101 Montgomery St.
                              San Francisco, CA  94104-4122


CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information and the Financial Highlights included in the prospectuses have been audited by Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent public accountants, as indicated by their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended September 30, 1998, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 1998 Annual Report must accompany the delivery of this Statement of Additional Information.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F- 2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1- to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.